ABSOLUTE OPPORTUNITIES FUND (the “Fund”)

Supplement dated January 3, 2014 to the Prospectus dated August 1, 2013

The “Annual Fund Operating Expenses" table in the section entitled “Fees and Expenses” on page 1 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.26%
Dividend and Interest Expenses on Short Sales(1)	0.99%
Total Annual Fund Operating Expenses	4.00%
Fee Waiver and/or Expense Reimbursement(2)	(1.06)%
Net Annual Fund Operating Expenses(3)	2.94%

(1)
Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and is obligated to record the payment of the dividend or interest as an expense. Dividend and interest expenses on short sales are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

(2)
Absolute Investment Advisers LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.95% for the period January 1, 2014 through August 1, 2015 (“Expense Cap”). During this period, the Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

(3)	Net Annual Fund Operating Expenses have been restated to reflect the current Expense Cap as if it had been in effect during the previous fiscal year.

The table under the “Example” sub-section on page 2 of the Prospectus is hereby deleted and replaced in its entirety with the following:

1 Year	3 Years	5 Years	10 Years
$297	$1,122	$1,963	$4,141

The sub-section entitled “Long/Short Credit and Distressed Debt Strategies” in the section entitled “Principal Investment Strategies” on page 3 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield “junk bonds”, bank loans and other defaulted debt securities, convertible bonds, preferred stock, TIPS (Treasury Inflation Protected Securities), exchange traded funds (“ETFs”) and emerging market debt. Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and they may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”).

212-PSA2-0114

Certain Mortgage Related Securities in which the Fund invests may be rated below investment grade (i.e., junk bonds) or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may be in default or be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short-term cash flow or liquidity problems. Such distressed or restructured securities may entitle holders to equity warrants or other forms of equity participation.

The Fund invests in both short-term and long-term debt, and is not limited as to the maturities or quality of the corporate debt securities in which it invests. Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest-rate risk. The Fund may purchase credit default swaps to enhance total return and lower volatility. The Fund may also short cash bonds of investment grade credit quality or below.

Strategies may involve leverage and hedging through the use of ETFs, futures, credit default swaps, options on swaps, equities (and related equity options), total return swaps, committed term reverse repurchase facilities or other financings that the Subadviser believes may enhance total return. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

The sub-section entitled “Subadvisers” in the section entitled “Management” on page 12 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. Green Eagle Capital LLC; Harvest Capital Strategies LLC; LakeWater Capital LLC; Pine Cobble Capital, LLC and Sabal Capital Management, LLC are the Subadvisers to the Fund.

The sub-section entitled “The Adviser and Subadvisers” in the section entitled “Management” beginning on page 26 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund's Adviser is Absolute Investment Advisers LLC, 18 Shipyard Drive, Suite 3C, Hingham, MA 02043. Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of March 31, 2013, Absolute had $4.27 billion of assets under management.

Absolute is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust, on behalf of the Fund, has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act and the Adviser is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.95% for the period January 1, 2014 through August 1, 2015 (“Expense Cap”). During this period, Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Excluding the Expense Cap, the contractual advisory fee is 2.75% of the Fund’s average annual daily net assets. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. A discussion summarizing the basis on which the Board approved the Fund Investment Advisory Agreement with Absolute and the Fund Sub-Advisory Agreements between Absolute and the Subadvisers is available in the Fund's annual report for the period ended March 31, 2013.

A discussion summarizing the basis on which the Board approved the Fund Investment Advisory Agreement with Absolute and the Fund Sub-Advisory Agreements between Absolute and the Subadvisers is available in the Fund's annual report for the period ended March 31, 2013 and the semi-annual report for the period ended September 30, 2013.

Subject to the general oversight of the Board, Absolute is directly responsible for making the investment decisions for the Fund. Absolute delegates the day-to-day management of the Fund to a combination of the following

Subadvisers, Absolute retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

Subadviser	Investment Strategy
Green Eagle Capital LLC 250 East Illinois Road, Suite 200 Lake Forest, IL 60045	Short-Biased Long/Short Credit
Harvest Capital Strategies LLC 600 Montgomery Street, Suite 1700 San Francisco, CA 94111	Agriculture Focused Long/Short Hedge Equity
LakeWater Capital LLC 100 Limestone Plaza, Suite 200 Fayetteville, NY 13066	Short-Biased Long/Short Credit and Long/Short Credit and Distressed Debt
Pine Cobble Capital, LLC 60 William Street, Suite 140 Wellesley, MA 02481	Long/Short Equity and Credit
Sabal Capital Management, LLC 233 Wilshire Boulevard, Suite 300 Santa Monica, CA 90401	Long/Short Equity and Special Situations

Green Eagle Capital LLC was founded in 2004 and since then has provided investment advisory services for other pooled investment vehicles.

Harvest Capital Strategies LLC was founded in 1999 and provides investment advisory services for other pooled investment vehicles and separately managed accounts.

LakeWater Capital LLC was founded in 2013 and provides investment advisory services for other pooled investment vehicles.

Pine Cobble Capital, LLC was founded in 2007 and provides investment advisory services for other pooled investment vehicles.

Sabal Capital Management, LLC was founded in 2010 and provides investment advisory services for other pooled investment vehicles.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, is permitted to enter into a new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

The footnote to the “Comparison of Expenses" table in the section entitled “Information Regarding Dividend and Interest Expenses on Short Sales” beginning on page 28 of the Prospectus is hereby deleted and replaced in its entirety with the following:

 (1) Excluding the effect of expenses attributable to dividend and interest expenses on short sales, the Fund’s Total
Annual Fund Operating Expenses would be 3.01%; while the Fund’s Net Annual Operating Expenses would be
1.95%.
* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE OPPORTUNITIES FUND (the “Fund”)

Supplement dated January 3, 2014 to the Statement of Additional Information dated August 1, 2013

The definition of “Subadviser” on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Green Eagle Capital LLC; Harvest Capital Strategies LLC; LakeWater Capital, LLC; Pine Cobble Capital, LLC and Sabal Capital Management, LLC, the Fund’s subadvisers.

The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" is hereby amended by deleting the table in the sub-section entitled “Ownership of Adviser and Subadvisers” on page 32 of the SAI in its entirety and replacing it with the following:

Ownership of Adviser and Subadvisers. The following persons/entities control Absolute and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
Green Eagle Capital LLC	Glenn T. Migliozzi and Daniel A. Sperrazza
Harvest Capital Strategies LLC	Joseph A. Jolson and JMP Group LLC
LakeWater Capital LLC	Edward J. Casey, Derek A. Jerina, Glenn T. Migliozzi, Daniel A. Sperrazza and Michael J. Wamp
Pine Cobble Capital, LLC	Robert A. Nicholson and Zev D. Nijensohn
Sabal Capital Management, LLC	William F. Charters

The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" is hereby amended by deleting the second paragraph on page 33 in the sub-section entitled "Fees" in its entirety and replacing it with the following:

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.95% for the period January 1, 2014 through August 1, 2015 (“Expense Cap”). During this period, the Expense Cap may only be raised or eliminated with the consent of the Board. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. A Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser’s fee rates insures to the benefit of Adviser rather than the Fund.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.